SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

 Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ } Confidential, for Use of
                                                 Commission Only (as permitted
                                                     by Rule 14a-6(e) (2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                                           WRL
                                      SERIES FUND, INC.
                   (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):
 [X]  No fee required
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1)
 (1) Title of each class of securities to which transaction applies:
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 (2) Aggregate number of securities to which transaction applies:
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 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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 (4) Proposed maximum aggregate value of transaction:
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 (5) Total fee paid:
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 [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 (1) Amount Previously Paid:
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 (4) Date Filed:
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
                              WRL SERIES FUND, INC.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 15, 1998




TO THE SHAREHOLDERS:

     A special meeting of the shareholders of the Portfolios (each a "Portfolio"; collectively the "Portfolios") of the WRL Series Fund, Inc. (the "Fund"), will be held on Tuesday, December 15, 1998 at 10:00 a.m., at 570 Carillon Parkway, St. Petersburg, Florida 33716, or any adjournment thereof, for the following purposes:

     (1) To approve a proposal to permit WRL Investment Management, Inc. ("WRL Management" or "Investment Adviser"), after obtaining the approval of the Board of Directors of the Fund (the "Board" or "Directors"), to enter into and materially amend Sub-Advisory Agreements with investment sub-advisers for each Portfolio of the Fund, without obtaining shareholder approval;

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Please indicate your voting instructions on the enclosed voting instruction form(s) with respect to each Portfolio in which you were a beneficial owner as of the record date; sign the voting instruction form; and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

     In  order  to  avoid  the  additional   expense  to  the  Fund  of  further
solicitation, we ask that you mail your voting instruction form promptly.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY NO MATTER HOW MANY SHARES YOU BENEFICIALLY OWN. You are entitled to vote at the meeting and any adjournments thereof if you beneficially owned Portfolio shares at the close of business on October 9, 1998. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instruction form for each Portfolio in the postage paid envelope provided.

                                             By Order of the Board of Directors

                                                         Thomas E. Pierpan
                                                             Secretary

October 23, 1998

                              WRL SERIES FUND, INC.

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                DECEMBER 15, 1998


         This is a proxy statement relating to the investment portfolios of the WRL Series Fund, Inc. (the "Fund"), as listed on Schedule A of this Proxy Statement (each, a "Portfolio," and collectively, the "Portfolios'). The Fund is a series mutual fund consisting of a number of series or Portfolios. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Fund (the "Board" or "Directors"), on behalf of the Portfolios, to be used at the Fund's special meeting of shareholders of the Fund (the "Meeting"). The Meeting will be held on Tuesday, December 15, 1998, at 10:00 a.m. Eastern Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the Notice of the Meeting.

         The primary purpose of the Meeting is to seek shareholder approval of a proposal to provide WRL Management, as the Investment Adviser to each Portfolio, and subject to the approval of the Board, to enter into and materially amend certain Sub-Advisory Agreements with investment sub-advisers to each existing Portfolio, as well as any Portfolio that may be added to the Fund, without obtaining Shareholder approval (the "Sub-Adviser Approval Policy").

         A majority of the shares of stock outstanding on October 9, 1998 ("Record Date") of each Portfolio of the Fund, represented in person or by proxy, must be presented for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve proposals are not yet received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The costs of the Meeting, including the solicitation of proxies and voting instructions, will be paid by the Portfolios. The principal solicitation of proxies and voting instructions will be by the mailing of this Proxy Statement on or about October 23, 1998, but proxies and voting instructions may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of Western Reserve Life Assurance Co. of Ohio ("Western Reserve") or its affiliates. Such representatives and employees will not receive additional compensation for any solicitation activities.

         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date the Fund had outstanding 491,002,877.143 shares of the Portfolios (representing a cash value of $5,515,712,400.08), all of which shares are owned of record by the WRL Series Life Account and the WRL Series Annuity Account of Western Reserve, by Western Reserve directly; or by the PFL Endeavor Variable Annuity Account, the PFL Endeavor Platinum Variable Annuity Account, the PFL Retirement Builder Variable Annuity Account, and the PFL Life Variable Annuity Account A, all of PFL Life Insurance Company ("PFL Life"); or by the AUSA Series Life Account, the AUSA Series Annuity Account, the AUSA Endeavor Variable Annuity Account, or Pooled Account No. 27, all of AUSA Life Insurance Company, Inc. ("AUSA Life") (together, the "Accounts"). Western Reserve, PFL Life and AUSA Life are affiliates. The outstanding shares owned by the Accounts in each respective Portfolio are reflected on attached Schedule A.

Shareholder Approval

         To become effective with respect to a Portfolio, the proposed Sub-Adviser Approval Policy must be approved by a "vote of the majority of the outstanding voting securities" of each Portfolio of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Portfolios entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon. The Proposed Sub-Adviser Approval Policy was unanimously approved by the Fund's Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the Proposed Sub-Adviser Approval Policy for consideration by the shareholders of each Portfolio of the Fund.



                  POLICYOWNERS' RIGHT TO INSTRUCT SHAREHOLDERS

         Western Reserve, PFL Life and AUSA Life, respectively, the shareholders of the Portfolios, will vote shares held in the Accounts at the Meeting in accordance with the instructions received from the holders of individual life insurance policies, individual variable annuity contracts and group annuities (collectively, the "Policies" owned by the "Policyowners") whose benefits thereunder are funded through those Accounts. (The holder of a qualified group variable contract may seek voting instructions from individual qualified plan participants if required under the terms of the qualified plan pursuant to which the group contract is held.)

         The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve, PFL Life or AUSA Life, respectively, will vote the shares of the Portfolios at the Meeting on December 15, 1998, and any adjournment thereof. The Fund will mail to each Policyowner of record as of the Record Date a copy of this Proxy Statement. The number of Fund shares in a Portfolio or Portfolios for which a Policyowner may give instructions is determined as follows: the number of shares of a given Portfolio (and corresponding votes) allotted to a Policy will be calculated by dividing the amount of the Policy's cash value (or the contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the cash value attributable to the Portfolios as of the Record Date, Policyowners are entitled to an aggregate of votes with respect to each Portfolio as reflected on attached Schedule A.

         All shares for which Western Reserve, PFL Life and AUSA Life receive properly executed instructions, which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with such instructions. Western Reserve, PFL Life and AUSA Life will vote the shares of each Portfolio for which no timely instructions are received, and any shares beneficially owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Policies participating in such Portfolio. Abstentions will be applied on a pro rata basis to reduce the votes eligible to be cast.

         To the knowledge of the Fund, no person has the right to instruct Western Reserve, PFL Life or AUSA Life with respect to 5% or more of the shares of any Portfolio. However, the proportionate voting policy will result in certain Policyowners' instructions affecting the vote of 5% or more of total outstanding shares. These particular Policyowners and the percentage of votes which their instruction may affect will depend upon which Policyowners provide instructions and which Policyowners do not. Western Reserve, PFL Life or AUSA Life, as applicable, will vote in accordance with the directions as indicated on your enclosed voting instruction form(s) provided it is received properly executed. If you properly execute your voting instruction form(s) and give no voting instruction, your shares will be voted in proportion to the voting instructions which are received with respect to all Policies participating in such Portfolio(s). Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from Policyowners (defined below) who abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund, or by voting in person at the Meeting.

         The following table summarizes the proposal to be presented at the Meeting and the Portfolios solicited with respect to that proposal:

                          Proposal                  Affected Portfolios
1. Approval of the Sub-Adviser Approval Policy        All Portfolios*


*Shareholders of each Portfolio of the Fund will vote together as a single class on the Sub-Adviser Approval Policy.

 For each Portfolio of the Fund, the Board of Directors recommends that you cast your vote:

             FOR approval of the Sub-Adviser Approval Policy


         The proposal is described in more detail below.



                                  THE PROPOSAL

PROPOSAL  1: TO  APPROVE  A POLICY  TO PERMIT  THE  BOARD OF  DIRECTORS  AND WRL
MANAGEMENT TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL AND TO APPROVE A TECHNICAL AMENDMENT TO EACH PORTFOLIO'S INVESTMENT SUB-ADVISORY AGREEMENT.



         At a special Board of Directors Meeting held on September 14, 1998, the Directors, including a majority of the directors who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Directors"), approved and recommended that shareholders of each Portfolio approve a policy to permit the Investment Adviser, on behalf of each Portfolio and subject to approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Portfolios of the Fund, and for future Portfolios, subject to certain conditions. Special restrictions apply to the Sub-Advisers that are affiliates of the Investment Adviser ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order from the SEC as described below.

The Fund

         The Fund is a Maryland corporation organized as a diversified, open-end management investment company under the 1940 Act. Shares of the Fund are registered under the Securities Act of 1933 (the "1933 Act"), and the Fund itself is registered under the 1940 Act on Form N-1A with the SEC. Shares of the Fund are currently sold only to Western Reserve, PFL Life and AUSA Life and separate accounts of each to fund benefits under certain individual flexible premium variable life insurance policies and certain individual and group variable annuity contracts. WRL Investment Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of the Investment Adviser, serves as transfer agent and administrator for the Fund.
InterSecurities, Inc., whose principal office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of the Investment Adviser, serves as principal underwriter for the Fund.



The Investment Adviser

         WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, currently serves as the investment adviser to each Portfolio of the Fund. The Investment Adviser does not currently act as investment adviser or sub-adviser to any other investment company. The Investment Adviser is a direct, wholly-owned subsidiary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA, located at 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499, is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

         The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Adviser has served as the investment adviser to each Portfolio of the Fund since January 1, 1997. (Prior to that date, Western Reserve served as the investment adviser to each Portfolio in existence prior to that date.) Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, dated January 1, 1997, and subject to the supervision of the Board, the Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all the securities or other assets that the Portfolios may own or contemplate acquiring from time to time. The Investment Adviser's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of the Fund fully informed as to the condition of the investments of each Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations that have given rise to those recommendations. The Investment Adviser supervises the purchase and sale of the investments of the Portfolios and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

         The Investment Advisory Agreement contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Agreement, will enter into sub-advisory agreements with sub-advisers to provide each Portfolio with investment management services. The Investment Adviser selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. The Investment Adviser monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective Portfolio(s) in light of each such Portfolio's stated investment objective and policies. The Investment Adviser also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a Portfolio's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

         The Investment Adviser also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a Portfolio's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by the Investment Adviser.

The Sub-Advisers

         With respect to each of the seventeen Portfolios of the Fund, the Investment Adviser has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement" and, together, the "Sub-Advisory Agreements") with one or more investment sub-advisers for each Portfolio (each, a "Sub-Adviser"). The Fund currently has fourteen different Sub-Advisers. Each Portfolio currently has one Sub-Adviser, except for one Portfolio which has two Co-Sub-Advisers. Each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio(s) with respect to which the Sub-Adviser is engaged. Subject to review and supervision by the Investment Adviser and the Board, each Sub-Adviser is responsible for the actual investment management of its Portfolio(s) and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser also places orders to buy or sell securities on behalf of that Portfolio. Each Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of its Portfolio(s). Each Sub-Adviser is a registered investment adviser under the Advisers Act. Each Sub-Adviser receives monthly compensation from the Investment Adviser based on a specified percentage of the average daily net assets of each Portfolio managed by that Sub-Adviser.

         Each Sub-Adviser has been recommended by the Investment Adviser, and selected and approved by the Board, including a majority of Directors who are not parties to the Sub-Advisory Agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("Disinterested Directors"), as well as by the shareholders of the relevant Portfolio. With the exception of the Sub-Advisory Agreements for the Global Sector Portfolio, Bond Portfolio, Third Avenue Value Portfolio and the Real Estate Securities Portfolio, each of the current Sub-Advisory Agreements was approved at a meeting of shareholders held on December 16, 1996. The Sub-Advisory Agreement for the Global Sector Portfolio was approved by shareholders on June 16, 1997, and the Sub-Advisory Agreement for the Bond Portfolio was approved by shareholders on December 15, 1997. The Sub-Advisory Agreement for the Third Avenue Value Portfolio was approved by the initial sole shareholder on January 2, 1998 and the Sub-Advisory Agreement for the Real Estate Securities Portfolio was approved by the initial sole shareholder on May 1, 1998.

         As required by the 1940 Act, each Sub-Advisory Agreement: describes the compensation that is to be paid to each Sub-Adviser by the Investment Adviser; continues in effect for up to two years and from year to year thereafter, only so long as such continuance is specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the appropriate Portfolio in the manner required by the 1940 Act, and Rules thereunder; may be terminated at any time, without the payment of any penalty, by the Fund's Board or by shareholders on sixty (60) days' written notice to the Sub-Adviser, on (60) days' written notice from the Investment Adviser to the Sub-Adviser provided certain conditions are met, or on sixty (60) days' written notice from the Sub-Adviser to the Investment Adviser; will terminate automatically in the event of its assignment; and requires approval of amendments thereto as specified by the 1940 Act.

The Section 15 Exemptive Order

         On May 13, 1997 (as amended and  restated on April 2, 1998 and July 14,
1998), the Fund and the Investment Adviser filed an application with the SEC requesting an order of exemption pursuant to Section 6(c) of the 1940 Act (the "Exemptive Order") for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder the 1940 Act. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. The Exemptive Order was granted by the SEC on August 5, 1998. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, the Investment Adviser will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-advisers for the Portfolios, or materially amend an existing sub-advisory agreement without obtaining further approval of the affected Portfolio's shareholders, whenever the Investment Adviser and the Board believe such actions are in the best interests of the Fund and its shareholders.

         Current Sub-Adviser Approval Process. Currently, for each Portfolio, the Investment Adviser enters into a separate sub-advisory agreement with the respective Sub-Adviser selected by the Investment Adviser and approved by the Board. Under the terms of these Sub-Advisory Agreements, the Sub-Advisers have authority to provide the respective Portfolio(s) with advice concerning the investment management of the Portfolio's assets. The Sub-Advisers determine what securities shall be purchased or sold, and what portion of the Portfolio's assets shall remain uninvested. For these sub-advisory services to the Portfolios, WRL Management pays each Sub-Adviser a monthly fee at an annual rate based on the average daily net assets of the Portfolio, as specified in the specific Sub-Advisory Agreement. Each Sub-Adviser bears its own expenses of providing sub-advisory services to the respective Portfolio. Each Portfolio's sub-advisory arrangements are subject to annual approval by the Board, including the Disinterested Directors. Any material amendments to an existing Sub-Advisory Agreement currently require approval by the Board and a Portfolio's shareholders.

         Each Sub-Adviser of a Portfolio is an "investment adviser" to that Portfolio, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a Portfolio except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that Portfolio. Therefore, when a Sub-Adviser is initially retained, shareholders of each affected Portfolio generally are required to approve the Sub-Advisory Agreement with the proposed Sub-Adviser. Similarly, if an existing Sub-Advisory Agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under
Section 15(a), a Sub-Advisory Agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the Sub-Adviser.

         Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Portfolios, the Investment Adviser, the Sub-Advisers or the Sub-Advisory Agreements other than the requirement to call meetings of an affected Portfolio's shareholders and obtain approval for certain changes affecting Sub-Advisers. The Board, including the Disinterested Directors, will continue to evaluate and approve all new sub-advisory agreements between the Investment Adviser and a Sub-Adviser as well as all changes to existing Sub-Advisory Agreements. The Fund and Investment Adviser will be subject to several conditions imposed by the SEC to ensure that the interests of each Portfolio's shareholders are adequately protected whenever the Investment Adviser acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of a change to a Portfolio's sub-advisory arrangements, the Fund will provide the affected Portfolio's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

         SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIOS TO THE INVESTMENT ADVISER. Shareholders should recognize that in engaging new sub-advisers and entering into sub-advisory agreements, the Adviser will negotiate fees with these sub-advisers and, because these fees are paid by the Adviser and not directly by each Portfolio, any fee reduction negotiated by the Adviser may inure to the Adviser's benefit and any increase will inure to its detriment. The fees paid to the Adviser by the Portfolios and the fees paid sub-advisers by the Adviser are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by a Portfolio to the Adviser would require shareholder approval. In any event, if the shareholders approve this Policy, the Investment Adviser, pursuant to each Portfolio's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to the Portfolios as it has always provided.

         In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

     (1) The Investment Adviser will not enter into a Sub-Advisory Agreement with any affiliated Sub-Adviser without the Sub-Advisory Agreement, including the compensation to be paid thereunder, being approved by the shareholders with assets allocated to any sub-account of a registered separate account for which the applicable Portfolio serves as a funding medium.

     (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Director and the nomination of new or additional Disinterested Directors will be within the discretion of the then-existing Disinterested Directors.

     (3) When a Sub-Adviser change is proposed for a Portfolio with an Affiliated Sub-Adviser, the Board, including a majority of the Disinterested Directors, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the affected Portfolio and the shareholders with assets allocated to any sub-account of a registered separate account for which the Portfolio serves as a funding medium, and does not involve a conflict of interest from which the Investment Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

     (4) The Investment Adviser will provide general management and administrative services to the Fund and the Portfolios, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set each Portfolio's overall investment strategies; (b) select Sub-Advisers; (c) monitor and evaluate the performance of Sub-Advisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its Sub-Advisers in those cases where a Portfolio has more than one Sub-Adviser; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Portfolios' investment objective, policies, and restrictions.

     (5) Within ninety (90) days of the hiring of any new Sub-Adviser, the Investment Adviser will furnish shareholders with assets allocated to any sub-account of a registered separate account for which the applicable Portfolio serves as a funding medium with all information about the new Sub-Adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. The Investment Adviser will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

     (6) The Fund will disclose in its prospectus the existence, substance, and effect of the Proposed Sub-Adviser Approval Policy. The Fund's prospectus will prominently disclose that the Investment Adviser has ultimate responsibility for the investment performance of the Portfolios due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination, and replacement.

     (7) No Director or officer of the Fund or the Investment Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by a Director or officer of the Fund) any interest in a Sub-Adviser, except for: (a) ownership of interests in the Investment Adviser or any entity that controls, is controlled by, or is under common control with the Investment Adviser; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or is under common control with a Sub-Adviser.

         As of the date of this Proxy Statement, neither the Fund nor the Investment Adviser is aware of any reason why a Portfolio's current Sub-Adviser will not continue to serve in its capacity and under the terms of the existing Sub-Advisory Agreement (except with regard to the Global Sector Portfolio as described below).

         In addition, in connection with the implementation of the proposed Sub-Adviser Approval Policy, the Board and the Investment Adviser may amend, from time to time, certain provisions of each current Sub-Advisory Agreement to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Meridian Investment Management Corporation - Additional Information

         Meridian Investment Management Corporation ("Meridian") serves as the Sub-Adviser to the Global Sector Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research, Inc. ("MM&R"). Michael J. Hart and Dr. Craig Callahan each own 50% of MM&R. Meridian has informed the Investment Adviser that MM&R has entered into an agreement to acquire Mr. Hart's interest in MM&R (the "Acquisition"). The Acquisition could be deemed to result in a "change of control" of MM&R under the 1940 Act. Because MM&R is the parent company of Meridian, a change in control of MM&R may be deemed to result in an "assignment," as defined in the 1940 Act, of the existing Sub-Advisory Agreement between WRL Management and Meridian with respect to the Global Sector Portfolio (the "Meridian Agreement"). As required by the 1940 Act, the Meridian Agreement provides for its automatic termination in the event of its assignment.

         Meridian has indicated that it intends to seek "no-action" relief from the SEC in connection with the Acquisition. More particularly, Meridian intends to seek the concurrence of the staff of the SEC with the opinion of Meridian's legal counsel that the Acquisition will not result in an actual change in control of Meridian or the assignment of the investment advisory and sub-advisory agreements to which Meridian is a party, including the Sub-Advisory Agreement for the Global Sector Portfolio.

         If Meridian is unsuccessful in obtaining the relief it has requested from the SEC, under the current sub-advisory agreement approval process, shareholders of the Global Sector Portfolio would be asked to approve a new investment sub-advisory agreement between Meridian and the Investment Adviser with respect to the Global Sector Portfolio. If shareholders approve the proposal regarding the Sub-Adviser Approval Policy, the Board and the Investment Adviser will consider whether to approve any such agreement without seeking further shareholder approval.

Reasons for Obtaining the Section 15 Exemptive Order

         The Board believes that providing the Investment Adviser with maximum flexibility to perform those duties that shareholders expect the Investment Adviser to perform - selecting, supervising and evaluating sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of each Portfolio's shareholders because it will allow each Portfolio to operate more efficiently. Currently, in order for the Investment Adviser to appoint a Sub-Adviser or materially amend a Sub-Advisory Agreement, the Fund must call and hold a shareholders meeting of each affected Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio's shareholders. This process is timely and costly, and the costs are usually borne entirely by the respective Portfolio. Without the delay inherent in holding a shareholders meeting, each Portfolio would be able to act more quickly and with less expense to appoint a Sub-Adviser when the Directors and Investment Adviser feel that the appointment would benefit the Portfolio.

         Also, the Fund's Board believes that it is appropriate to allow the selection, supervision and evaluation of a sub-adviser to be done by the Investment Adviser (subject to review and approval by the Fund's Board) in light of the management structure of the Fund, as well as the Investment Adviser's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that the Investment Adviser will utilize that expertise to select the most competent sub-advisers. In the opinion of the Directors, the Investment Adviser has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in a Portfolio of the Fund because of the Investment Adviser's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in the Fund.

         Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever the Investment Adviser selects a new sub-adviser or materially amends existing Sub-Advisory Agreements. The Board, including a majority of the Disinterested Directors, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing Sub-Advisory Agreements. In their review, the Board will analyze all factors that they consider to be relevant to the determination,  including the nature,  quality and
scope of services provided by the Sub-Advisers. The Directors will compare the investment performance of the assets managed by the Sub-Adviser with other accounts with similar investment objectives managed by other advisers and will review the Sub-Adviser's compliance with federal securities laws and regulations. The Board believes that their comprehensive review will ensure that the Investment Adviser continues to act in the best interests of each Portfolio and its shareholders. Each Sub-Advisory Agreement will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC.


THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE
 PROPOSED SUB-ADVISER APPROVAL POLICY


--------------------------------------------------------------------------------
Shareholder Proposals
--------------------------------------------------------------------------------

         As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 570 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
Annual Report
--------------------------------------------------------------------------------


         A copy of the Fund's Annual Report and most recent Semi-Annual Report may be obtained without charge upon written request to the Secretary of the Fund at the address above first written, or by calling the WRL Sales Support Team at 1-800-851-9777, ext. 1-6567 or the WRL Customer Services at ext. 1-6510.




--------------------------------------------------------------------------------
Other Business
--------------------------------------------------------------------------------

         Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                              By Order of the Board of Directors

                                                   Thomas E. Pierpan, Secretary

St. Petersburg, Florida
October 23, 1998

Schedule A -      Outstanding Shares of each Portfolio




                              WRL SERIES FUND, INC.

                                   Schedule A
-------------------------------- --------------------------------- -----------------------------------------------------
                                 Outstanding Shares Owned by the Accounts and    Aggregate Votes Per Portfolio Based on Cash Value
                      Portfolio            Western Reserve                                     of the Portfolios
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             ------------------------------------
Aggressive Growth                                23,271,025.089                                    3,790,714.1840
-------------------------------- ----------------------------------             ------------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Balanced                                          7,113,966.858                                      803,034.0672
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Bond                                             14,817,220.345                                    1,774,296.3864
-------------------------------- ----------------------------------             ------------------------------------------
-------------------------------- ----------------------------------             ------------------------------------------
C.A.S.E. Growth                                   4,768,024.976                                      482,850.2219
-------------------------------- ----------------------------------             ------------------------------------------
--------------------------------   --------------------------------             -----------------------------------------
Emerging Growth                                  29,634,038.002                                    5,508,862.3602
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Growth & Income                                   6,625,088.467                                      797,929.9913
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
International Equity                              2,598,296.956                                      248,822.1559
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Global                                           42,636,439.781                                    7,663,350.7057
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             ----------------------------------------
Global Sector                                     1,057,591.595                                      104,649.8094
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Growth                                           50,139,034.720                                   21,101,700.6901
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Money Market                                    227,728,650.020                                    2,277,286.5002
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Real Estate Securities                              205,138.158                                       16,101.0440
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Strategic Total Return                           35,127,099.207                                    5,063,963.7023
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Tactical Asset Allocation                        25,007,933.954                                    3,223,331.4163
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Third Avenue Value                                1,880,572.996                                      142,021.5841
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
U.S. Equity                                       5,699,002.398                                      683,979.6174
-------------------------------- ----------------------------------             -----------------------------------------
-------------------------------- ----------------------------------             -----------------------------------------
Value Equity                                     12,693,753.621                                    1,474,229.5644
-------------------------------- ----------------------------------             -----------------------------------------



                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                                 [(name) PORTFOLIO]

     Voting  Instructions  Solicited on Behalf of the Board of  Directors  for a
          Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                December 15, 1998

Account Name
and Number                          Cash Value          Proxy Votes

         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the [(name) Portfolio] of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on December 15, 1998, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

     (1) To approve a proposal to permit WRL Investment Management, Inc., after obtaining the approval of the Board of Directors of the Fund, to enter into and materially amend Sub-Advisory Agreements with investment sub-advisers for each Portfolio of the Fund, without obtaining shareholder approval;

                ___ For           ___ Against               ___ Abstain

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.


      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN
                            THE POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated October 23, 1998. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                 -----------------------------------         -------------------
                Policyowner or Contract Holder Signature             Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                                [(name) Portfolio]

     Voting  Instructions  Solicited on Behalf of the Board of  Directors  for a
          Special Meeting of Shareholders of the WRL Series Fund, Inc.
                                December 15, 1998

Account No.: Pooled Account No. 27   Cash Value                 Proxy Votes



         I hereby instruct AUSA Life Insurance Company, Inc. ("AUSA Life") to vote the shares of the[[name] Portfolio]of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on December 15, 1998, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

     (3) To approve a proposal to permit WRL Investment Management, Inc., after obtaining the approval of the Board of Directors of the Fund, to enter into and materially amend Sub-Advisory Agreements with investment sub-advisers for each Portfolio of the Fund, without obtaining shareholder approval;

              ___ For                   __ Against                 ___ Abstain

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.


     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated October 23, 1998. This instruction will be voted as specified. This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.


              --------------------------------         ---------------
          Policyowner or Contract Holder Signature             Date

    PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                             [[name] PORTFOLIO]

             Voting Instructions Solicited on Behalf of the Board of
               Directors for a Special Meeting of Shareholders of
                            the WRL Series Fund, Inc.
                                December 15, 1998


Account Name
and Number                          Cash Value          Proxy Votes






         I hereby instruct PFL Life Insurance Company ("PFL Life") to vote the shares of the[(name) Portfolio] of the WRL Series Fund, Inc.("Fund")as to which I am entitled to give instructions,as shown above, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on December 15, 1998, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

     (1) To approve a proposal to permit WRL Investment Management, Inc., after obtaining the approval of the Board of Directors of the Fund, to enter into and materially amend Sub-Advisory Agreements with investment sub-advisers for each Portfolio of the Fund, without obtaining shareholder approval;

                  ___ For           ___ Against               ___ Abstain

     (2) To transact such other business as may properly come before the ` Meeting or any adjournment thereof.

        THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN
                            THE POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated October 23, 1998. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.


         -----------------------------------         -------------------
        Policyowner or Contract Holder Signature             Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.